Tech Electro Industries, Inc.
                              4300 Wiley Post Road
                               Dallas, Texas 75244
                                 (972) 239-7151

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 1997

To the Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Tech Electro Industries, Inc., a Texas corporation (the "Company"), which will be held at 2121 Avenue of the Stars, Tenth Floor, Los Angeles, California, at 10:00 a.m., California time, on Friday, July 18, 1997, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

         1. To elect a board of five directors to serve until the next annual meeting of the Company'sstockholders or until their respective successors have been elected and qualify;

         2. To consider and take action concerning approval of the Company's 1997 Incentive Stock Option Plan;

         3. To ratify the selection and appointment of Deloitte & Touche, LLP as the Company'sindependent public accountants for fiscal year 1997; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record of the Company's Common Stock, Series A Preferred Stock, and Series B Preferred Stock at the close of business on June 18, 1997, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

         THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Sadasuke Gomi
                                             Secretary

Los Angeles, California
June 24, 1997

                          Tech Electro Industries, Inc.

                              4300 Wiley Post Road
                               Dallas, Texas 75244
                                 (972) 239-7151

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


         The following information is in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Tech Electro Industries, Inc., a Texas corporation (the "Company"), to be held at 2121 Avenue of the Stars, Tenth Floor, Los Angeles, California, at 10:00 a.m., California time, on July 18, 1997, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

         A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

         The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the Management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services. It is estimated that this Proxy Statement and accompanying Proxy will first be mailed to stockholders on or before June 24, 1997.

         Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all five of the nominee-directors specified herein, FOR the approval of the Company's 1997 Incentive Stock Option Plan, and FOR the ratification of the selection and appointment of Deloitte & Touche, LLP as the Company's independent public accountants for fiscal year 1997, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

                           STOCKHOLDERS' VOTING RIGHTS

         Only holders of record of the Company's Common Stock, $0.01 par value ("Common Stock"), Series A Preferred Stock, $1.00 par value ("Series A Stock"), and Series B Preferred Stock, $1.00 par value ("Series B Stock"), at the close of business on June 18, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. On such date there were 2,446,875 shares of Common Stock outstanding, 280,700 shares of Series A Stock outstanding, and 65,000 shares of Series B Stock outstanding, with one vote per share and all voting as one class.

         With respect to the election of directors, assuming a quorum is present, the five candidates receiving the highest number of votes are elected. See "Nomination and Election of Directors." To ratify the adoption of the 1997 Incentive Stock Option Plan, assuming a quorum is present, the affirmative vote of stockholders holding a majority of the voting power represented at the Meeting is required. To ratify the selection and appointment of Deloitte & Touche, LLP, assuming a quorum is present, the affirmative vote of stockholders holding a majority of the voting power represented at the Meeting is required. A quorum is the presence in person or by proxy of shares representing a majority of the voting power of the Common Stock, Series A Stock, and Series B Stock.

         Under the Company's bylaws and Texas law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposals to ratify the selection and appointment of Deloitte & Touche, LLP or the adoption of the 1997 Incentive Stock Option Plan will have the effect of a no vote for any of such proposals.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS


         The following table sets forth, as of the Record Date, the only persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, Series A Stock, and Series B Stock:


                                 Common                        Series A                      Series B
                                   Stock                         Stock                         Stock
                                 --------                      --------                      ---------
                                 Amount                        Amount                        Amount
                                 and                           and                           and
                                 Nature of                     Nature of                     Nature of                     % of
                                 Beneficial       % of         Beneficial      % of          Beneficial       % of         Voting
Name and Address                 Ownership(1)     Class(2)     Ownership(1)    Class(2)      Ownership(1)     Class(2)     Power(3)
----------------                 ------------     --------     ------------    --------      ------------     --------     --------
Craig D. La Taste                459,149          18.70%
4300 Wiley Post Rd.              Direct(4)                          0             0                0               0        16.13%
Dallas, TX 75244

Synergy System Limited           385,000          14.66%
3A Lauderdale Road               Direct(5)                          0             0                0               0         7.34%
Maida Vale
London W9 1LT
United Kingdom

Equator Holdings, Inc.           385,000          14.66%
Block 126 #19-372                Direct(5)                          0             0                0               0         7.34%
Bukit Merah View
Singapore 151126

Fleet Security Investment Ltd.   385,000          14.66%
P.O. Box 901                     Direct(5)                          0             0                0               0         7.34%
Road Town
British Virgin Islands




                                   Common                           Series A                     Series B
                                    Stock                            Stock                        Stock
                                   -------

                                   Amount                           Amount                       Amount
                                   and                              and                          and
                                   Nature of                        Nature of                    Nature of                  % of
                                   Beneficial        % of           Beneficial     % of          Beneficial     % of        Voting
Name and Address                   Ownership(1)      Class(2)       Ownership(1)   Class(2)      Ownership(1)   Class(2)    Power(3)
----------------                   ------------      --------       ------------   --------      ------------   --------   --------
Asean Broker Limited               385,000           14.66%
Flat 1, 51 Queens Gate Terrace     Direct(5)                             0           0                0           0         7.34%
London, SW7 5PL
United Kingdom

Eurasia Securities, Ltd.           385,000           14.66%
No. 11 Jalan Medang                Direct(5)                             0           0                0           0         7.34%
Bukit Bandaraya
59100 Kuala Lumpur
Malaysia

Placement & Acceptance, Inc.       190,000            7.42%          5,000
No. 18 Jalan Sri Semantan 1        Direct(6)                       (through        1.78%              0           0         3.04%
Damansara Heights                                                  ownership of
50490 Kuala Lumpur                                                 5,000 units)


(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or her shares (other than shares subject to options).

(2) Percent of class is based on the number of shares outstanding on the Record Date. In addition, shares which a person had the right to acquire within 60 days are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person. Does not include shares issuable upon exercise of any warrants, options or other convertible rights issued by the Company which are not exercisable within 60 days from the date hereof.

(3) In order to reflect the voting rights of the Common Stock, Series A Stock and Series B Stock as of the Record Date, the above percentage is not based on shares which a holder has the right to acquire within 60 days, if such right has not been exercised as of the Record Date. However, all shares which a holder has the right to acquire within 60 days are accounted for in the percentage of class calculations for each of the individual type of securities accounted for in this table. See footnote 2 above.

(4) Mr. La Taste, a Director of the Company has direct ownership of 463,729 shares of Common Stock, and as of March 1, 1995, as a partner of La Taste Enterprises (with his two children), he is owner of 16,667 shares of Common Stock which shares have been included in the percent of shares shown herein. In addition, Mr. La Taste has been issued 35,000 options, each to acquire one share of Common Stock. 8,750 of such options are currently exercisable and are included in the percent of shares shown herein. Mr. La Taste's wife, Jacqueline Green La Taste, is the owner of 24,212 shares of Common Stock which she received in 1994 as an inheritance. Mr. La Taste disclaims any beneficial interest in these shares. Mr. La Taste's children are beneficiaries of the La Taste Children's Trust which owns 46,317 shares of Common Stock of the Company. Mr. La Taste also disclaims any beneficial interest in these shares.

(5) Includes, in each case, options to acquire 180,000 shares of Common Stock which are currently exercisable.

(6) Includes options to acquire 100,000 shares of Common Stock which are currently exercisable. Also includes 5,000 Units, each of which consists of one share of Common Stock and one share of Series A Stock. Each of the latter Series A Stock is currently convertible into two shares of Common Stock, which Common Stock is accounted for in the above calculation.

                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding the shares of the Company's Common Stock, Series A Stock, and Series B Stock beneficially owned as of the Record Date by all directors, nominees, executive officers identified in the Summary Compensation Table below, and all current directors and executive officers of the Company as a group:




                                 Common                             Series A                  Series B
                                   Stock                             Stock                     Stock
                                 -------                            --------                  ---------
                                 Amount                             Amount                    Amount
                                 and                                and                       and
                                 Nature of                          Nature of                 Nature of                     % of
                                 Beneficial         % of         Beneficial      % of         Beneficial     % of           Voting
Name and Address                 Ownership(1)       Class(2)     Ownership(1)    Class(2)     Ownership(1)   Class(2)       Power(3)
----------------                 ------------       --------     ------------    -------      ------------   --------       --------
Craig D. La Taste                459,149            18.70%            0            0                   0        0           16.13%
4300 Wiley Post Rd.              Direct(4)
Dallas, TX 75244
Director

David L. Arnold                  116,898             4.78%            0            0                   0        0            4.19%
4300 Wiley Post Rd.              Direct(5)
Dallas, TX 75244
Director

Kim Yeow Tan                     385,000            14.66%            0            0                   0        0            7.34%
4300 Wiley Post Rd.              Indirect(6)
Dallas, TX 75244
Vice-President and Director



                                     Common                        Series A                   Series B
                                       Stock                       Stock                      Stock
                                     -------                       ---------                  ---------
                                     Amount                        Amount                     Amount
                                     and                           and                        and
                                     Nature of                     Nature of                  Nature of                 % of
                                     Beneficial       % of         Beneficial      % of       Beneficial       % of       Voting
Name and Address                     Ownership(1)     Class(2)     Ownership(1)    Class(2)   Ownership(1)     Class(2)   Power(3)
----------------                     ------------     --------     ------------    -----      ------------     --------   --------
William Kim Wah Tan                  190,000          7.42%        5,000           1.78%           0              0       3.04%
4300 Wiley Post Rd.                  Indirect(7)                   (through
Dallas, TX 75244                                                   ownership of
Chairman of the Board,                                             5,000 Units)
President, Chief
Executive Officer and Director

Sadasuke Gomi                        385,000           14.66%            0             0           0              0       7.34%
4300 Wiley Post Rd.                  Indirect(8)
Dallas, TX 75244
Vice-President,
Secretary and Director

Julie Sansom-Reese                   1,125(9)          *                 0             0           0              0          0
4300 Wiley Post Rd.                  Direct
Dallas, TX 75244
Chief Financial Officer

All Officers and                     1,537,172         52.43%      5,000            1.78%          0              0      38.04%
Directors as a Group                                               (through
(6 Persons)                                                        ownership of
                                                                   5,000 Units)



(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or her shares (other than shares subject to options).

(2) Percent of class is based on the number of shares outstanding on the Record Date. In addition, shares which a person had the right to acquire within 60 days are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person. Does not include shares issuable upon exercise of any warrants, options, or other convertible rights issued by the Company which are not exercisable within 60 days from the date hereof. Ownership of less than 1% is indicated by an asterisk.

(3) In order to reflect the voting rights of the Common Stock, Series A Stock and Series B Stock as of the Record Date, the above percentage is not based on shares which a holder has the right to acquire within 60 days, if such right has not been exercised as of the Record Date. However, all shares which a holder has the right to acquire within 60 days are accounted for in the percentage of class calculations for each of the individual type of securities accounted for in this table. See footnote 2 above.

(4) Mr. La Taste, a Director of the Company, has direct ownership of 463,729 shares of Common Stock. As a partner of La Taste Enterprises with his two children, he is beneficial owner of 16,667 shares of Common Stock which shares have been included in the percent of shares shown herein. In addition, Mr. La Taste has been issued 35,000 options, each to acquire one share of Common Stock. 8,750 of such options are currently exercisable and are included in the percent of shares shown herein. Mr. La Taste's wife, Jacqueline Green La Taste, is the owner of 24,212 shares of Common Stock which she received in 1994 as an inheritance. Mr. La Taste disclaims any beneficial interest in these shares. Mr. La Taste's children are beneficiaries of the La Taste Children's Trust which owns 46,317 shares of Common Stock of the Company. Mr. La Taste also disclaims any beneficial interest in these shares.

(5) Mr. Arnold, a Director of the Company sold 16,667 shares of Common Stock of the Company to La Taste Enterprises on March 1, 1995.

(6) All shares reported hereunder are held by Eurasia Securities, Inc., of which Mr. Kim Yeow Tan is a director.

(7) All shares reported hereunder are held by Placement and Acceptance, Inc., of which Mr. William Kim Wah Tan is a director.

(8) All shares reported hereunder are held by Fleet Security Investments, Inc., of which Mr. Gomi is a director.

(9) Consists of options to acquire 1,125 shares of common stock which are exercisable within sixty days of the date of this Proxy Statement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 31, 1996, Craig D. La Taste, a director of the Company, guaranteed a $200,000 promissory note of the Company to Nations Bank Texas, N.A. The note was secured by a certificate of deposit held by the Company in a principal amount exceeding the amount of the debt. Mr. La Taste is also director, President, and Chief Executive Officer of Computer Components Corporation, a direct wholly-owned subsidiary of the Company ("CCC"). In addition, he is a director of Vary Brite Technologies, Inc., a Texas corporation which is also a wholly owned subsidiary of the Company ("VBT") and a director, President and Chief Executive Officer of Universal Battery Corporation, a Texas corporation in which CCC has a 67% interest ("UBC"). The loan was paid in full in March, 1997.

         CCC is also the maker of two unsecured notes given to evidence cash loans in like amounts in favor of Jacqueline La Taste, wife of Craig D. La Taste, in the aggregate principal amount of $245,000. The first note is in the principal amount of $145,000, with interest accruing and payable monthly at 10.25% per annum. The second note is in the principal amount of $100,000, with interest accruing and payable monthly at the rate of 9.5% per annum. In December 1995, Mrs. La Taste agreed to extend the maturity dates of these notes to March 31, 1997. This loan was paid in full in March, 1997.

         The Company leases its office and warehouse premises from La Taste Enterprises, a partnership comprised of Mr. La Taste and members of his family. The current lease is for a three year term ending May 31, 1997 and provides for monthly rental payments of $4,800. During the years ended December 31, 1995 and 1996, the Company paid to La Taste Enterprises annual rent in the amount of $57,600. CCC has entered into a new lease, commencing June 1, 1997 and terminating on December 31, 2001 for the same space at an annual base rent of $67,200.


                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's directors are to be elected at each annual meeting of stockholders. At this Meeting, five directors are to be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

         In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

         The five nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders or until their successors are elected and qualify.

         The following table sets forth certain information concerning the nominees for election as directors and accounts for all of the current directors (all of such nominees being continuing members of the Company's present Board of Directors) and officers of the Company with the exception of Ms. Julie A. Sansom-Reese who is currently the Chief Financial Officer of the Company and is noted below as a significant employee:





               Nominee                                      Principal Occupation                          Age
         William Kim Wah Tan                        Investor, President, Chief Executive                   54
                                                     Officer, and Chairman of the Board
                                                               of the Company
            Kim Yeow Tan                        Investor, Director and Vice President of the               51
                                                                  Company
            Sadasuke Gomi                   Investor, Director and Vice President and Secretary            25
                                                               of the Company
          Craig D. La Taste                               Director of the Company,                         71
                                                    President, Chief Executive Officer,
                                                    and Director of CCC, Chief Executive
                                                  Officer, President and Director of UBC,
                                                            and Director of VBT
           David L. Arnold                                Director of the Company,                         61
                                              Director, Vice President, and Secretary of CCC,
                                                       President and Director of VBT,
                                                     Vice President and Director of UBC


         WILLIAM KIM WAH TAN was elected President, Chief Executive Officer, Director, and Chairmanof the Board of Directors of the Company in February 1997. Mr. William Kim Wah Tan has been active asan entrepreneur in the fields of finance, general insurance, property development and management for thepast twenty years. He has held senior management positions in a number of financing, insurance, textile,property development and related businesses. Mr. William Kim Wah Tan is the brother of Mr. Kim Yeow Tan.

         KIM YEOW TAN was elected Director and Vice-President of the Company in February 1997. Mr.Kim Yeow Tan has been active as an entrepreneur in the fields of finance, general insurance, property development and management for the past fifteen years. He has held senior management positions in finance companies, insurance companies, textile and property development and related businesses. Mr. Kim Yeow Tan is a graduate of the Malayan Teachers Training College and holds a Bachelor of Science Degree inBusiness Administration from Century University, United States. He is the brother of Mr. William Kim Wah Tan.

         SADASUKE GOMI was elected Director, Vice-President, and Secretary of the Company in February 1997. Mr. Gomi is a graduate of Meii University in Japan, where he received a bachelor's degree in commerce in 1995. During the past five years, Mr. Gomi's principal occupation has been that of a private investor, as well as a student.

     CRAIG D. LA TASTE served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company throughout the 1996 fiscal year. He resigned as President, Chief Executive

Officer and Chairman of the Board of Directors of the Company in February 1997. Mr. La Taste remains as Director of the Company as well as President, Chief Executive Officer, and Director of CCC, the operating division of the Company. In addition, Mr. La Taste is Director of VBT and a Director, President and Chief Executive Officer of UBC. From 1963 to July, 1991, Mr. La Taste was President of Dunbar Associates, Inc., a Dallas, Texas-based electronic components sales firm ("Dunbar Associates"), which merged into CCC. From June 1991 to the present, Mr. La Taste has served as President of CCC. Mr. La Taste earned a BSEE degree from Southern Methodist University, Dallas, Texas.

         DAVID L. ARNOLD served as Secretary and Vice President of the Company throughout the 1996 fiscal year. He resigned from such positions in February 1997. Mr. Arnold remains a Director of the Company, and a Director, Vice President, and Secretary of CCC. Mr. Arnold is also President and Director of VBT, and Director and Vice President of UBC. From January 1987 to the present, Mr. Arnold served as Vice President of Dunbar Associates which merged into CCC. Mr. Arnold has served as Vice President of CCC since February 1997. As Vice President, Mr. Arnold serves as manager of the battery pack operations. Mr. Arnold earned a B.A. degree from Ohio Wesleyan University, Delaware, Ohio, and a BSEE degree from Case Institute of Technology, Cleveland, Ohio.

         No family relationship exist among any of the executive officers or directors of Company or persons nominated or chosen to become directors or executive officers, except that Messrs Kim Yeow Tan and William Kim Wah Tan are brothers.

Significant Employees

         The  following   table  sets  forth  certain   information   concerning
significant employees of the Company.


                    Name                                           Age                                       Position
                   ------                                          ---                                       ---------
Julie A. Sansom-Reese                                              34                      Chief Financial Officer of the
                                                                                           Company
Randy Hardin                                                       37                      Vice-President of UBC
Jim Thompson                                                       59                      Vice-President of VBT
Bernard Silverman                                                  43                      Vice-President of VBT



         RANDY T. HARDIN is currently and has been Vice President of Sales and Marketing of UBC since November 1996. From 1991 to 1996, Mr. Hardin was the National Sales Manager of MK Battery, Inc., a distributor of sealed batteries. Mr. Hardin is a graduate of Texas A&M University where he received a B.A.
in Political Science/Marketing in 1982.

         JULIE A. SANSOM-REESE is currently and has been the Chief Financial Officer of the Company since August 1996. Ms Sansom-Reese attended Odessa Junior College, Odessa, Texas, and the University of Texas of the Permian Basin, Odessa, Texas. Ms. Sansom-Reese earned a B.A. degree in Business fromTexas Tech University, Lubbock, Texas. Since August, 1986, Ms. Sansom-Reese has also served as Comptroller and Treasurer of CCC.

         JAMES L. THOMPSON is currently and has been the President and a Director of VBT since November 1993. VBT is the wholly owned subsidiary of the Company which is engaged in the design and engineering of specialized products incorporating recent advances in technologies related to light emitting diodes ("LED"), lighting devices used in industrial and commercial products. From 1991 to 1993, Mr. Thompson served in the capacity of Vice President of Sales for Texas Optoelectronics, Inc., a company involved in the sensors and optoelectronics industry.

         BERNARD SILVERMAN is currently and has been a Vice President of VBT involved in marketing LED products for VBT since 1993. He also currently is and has been a Director of VBT since June 1996. Prior to his current positions with VBT, Mr. Silverman acted as Marketing Manager for Texas Optoelectronics, Inc., from 1992 to 1994, at which he time he acted as a Marketing Consultant for Texas Optoelectronics, Inc. until 1995. Mr. Silverman is a graduate of Ohio State University where in 1975 he received a Bachelor of Science degree in mathematics.

         SCOTT LaTASTE currently is and has been a Manufacturing Representative and Importer for Dunbar Associates for over ten years. In 1991, Dunbar Associates merged into CCC, a wholly owned subsidiary of the Company which is currently in the battery assembly business and operates as a distributor of electronic components. Mr. Scott La Taste graduated from the University of North Texas in Denton, Texas in 1980 with a BBA degree in finance and accounting. Mr. Scott La Taste is Mr. Craig D. La Taste's son.

                       INFORMATION CONCERNING THE BOARD OF
                    DIRECTORS AND CERTAIN COMMITTEES THEREOF

         The business of the Company's Board of Directors is conducted through full meetings of the Board. The Company does not have a nominating committee, audit committee or compensation committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

         There were two meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the incumbent directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he was a director.

Compensation of Board of Directors

         Directors' Fees. Effective May 9, 1997, for service on the Board of Directors, directors receive a payment of $500.00 for each meeting attended in person, plus reimbursement for travel expenses. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board and committee meetings.

         Options. As of the Record Date, the only director to which the Company granted options was Craig D. La Taste. The options granted to Mr. La Taste are non-qualified options to purchase 35,000 shares of Common Stock and are exercisable as to 25% of the underlying shares of Common Stock on the date of grant, November 7, 1996, 50% one year later, 75% two years later and 100% three years later. All of the latter options are exercisable at $1.00 per share, the fair market value as of the date of grant, and expire November 6, 2006. See "Executive Compensation and Other Information -- Options" for further details.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

Summary Compensation Table

         The following table sets forth information for the fiscal year ended December 31, 1996 and 1995, concerning compensation of the Chief Executive Officer and the four most highly compensated executive officers of the Company whose salary and bonus compensation was at least $100,000, for services in all capacities to the Company and its subsidiaries or divisions in the fiscal year ended December 31, 1996:



                                          SUMMARY COMPENSATION TABLE
                                          --------------------------



                                                                                              Long Term
                                       Annual Compensation                                 Compensation Payouts
                                       -------------------                                 --------------------


                                                                                Securities
Name and                                     Fiscal Year                             Underlying              LTIP
Principal Position (1)                      Ended Dec. 31         Salary ($)       Options/ SARs (#)      Payouts ($)
----------------------                      --------------        ----------       -----------------      -----------

Craig D. La Taste,                                 1996            $60,000.00             35,000            $99,651(3)
Chairman of the Board,
President and CEO (2)
                                                   1995            $41,999.89



(1) No other executive officer received salary and bonuses in excess of $100,000 in 1996 or 1995. The total amount of personal benefits paid to the above named executive officer is less than the lesser of (i) $50,000 or (ii) 10% of the total reported salary and bonus for such individual for each such respective fiscal year.

(2) Craig D. La Taste served as Chairman of the Board, President and Chief Executive Officer of the Company throughout the 1996 fiscal year. He resigned as Chairman of the Board, President and Chief Executive Officer of the Company in February 1997. He was replaced in all of these capacities by Mr. William Kim Wah Tan. Mr. La Taste remains as a Director of the Company as well as President, Chief Executive Officer and Director of CCC, the operating division of the Company, Director of VBT and Chief Executive Officer, President and Director of UBC.

(3) In 1981, Dunbar Associates established a non-qualified deferred compensation plan for the benefit of its corporate officers. CCC assumed such liability upon the merger with Dunbar Associates. The accrued benefits under such plan were payable to Craig D. La Taste, who was the Company's Chairman of the Board, President and Chief Executive Officer through the 1996 fiscal year. The amount accrued under such plan at December 31, 1995 was $99,651. Such amount was paid to Mr. La Taste on December 10, 1996. There were no contributions to the plan during the year ended December 31, 1996.

         The following table sets forth information on grants of stock options to purchase the Company's Common Stock, made pursuant to the Company's 1995 Incentive Stock Option Plan during the fiscal year ended December 31, 1996, to the executive officers identified in the Summary Compensation Table:

Options




                                                    Option/SAR Grants in Last Fiscal Year
                                                              Individual Grants
                                           ------------------------------------------------------


                                           Number of            % of Total
                                           Securities          Options/SARs
                                           Underlying           Granted to
                                          Options/SARs         Employees in           Exercise or Base
Name                                     Granted (#)(2)       Fiscal Year(3)         Price ($/Share)(4)          Expiration Date(5)
----                                     --------------       --------------         ------------------          ------------------
Craig D. La Taste, Chairman of               35,000               29.3%               $1.00 per share            November 6, 2006
the Board, President and Chief
Executive Officer(1)



(1) Craig D. La Taste served as Chairman of the Board, President and Chief Executive Officer of the Company throughout the 1996 fiscal year. He resigned as Chairman of the Board, President and Chief Executive Officer of the Company in February 1997. Mr. La Taste remains as a Director of the Company as well as President, Chief Executive Officer, and Director of CCC, the operating division of the Company, Director of VBT, and Chief Executive Officer, President and Director of UBC.

(2) The amounts in the table represent shares of the Company's Common Stock covered by stock options granted to the named individual under the Company's 1995 Incentive Stock Option Plan.

(3) The number of shares of Company Common Stock covered by the options granted to the named individual during the last completed fiscal year of the Company equals the percentage set forth below of the total number of shares of the Company Common Stock covered by all options granted by the Company during such year.

(4) The exercise price of each option is the fair market value of the Common Stock of the Company on the date of grant.

(5) Unless earlier terminated, these options are exercisable as to 25% of the underlying shares of Common Stock on the date of grant, 50% one year later, 75% two years later and 100% three years later, and expire on November 6, 2006, 10 years from the date of grant.

         The following table provides certain information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended December 31, 1996, and unexercised options held as of December 31, 1996, by the persons named in the Summary Compensation Table:

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year End Option/SAR Values




                                                                Number of Securities Underlying   Value of Unexercised In-the-Money
                                                                 Unexercised Options/SARs at Fiscal     Options/SARs at Fiscal Year
                                                                             Year End(#)                          End($)(2)
                                Shares Acquired       Value
           Name                 on Exercise (1)   Realized ($)     Exercisable      Unexercisable     Exercisable      Unexercisable
           ----                 ---------------   ------------     -----------      -------------     -----------      -------------
     Craig D. La Taste                 0                0            8,750          26,250            $10,937.50        $32,812.50



(1) No stock options or SARs were exercised during the 1996 fiscal year by the executive officers named in the Summary Compensation Table.

(2)      As of June 19, 1997 valued at $2.25 per share.


Employment Agreement

         CCC and Craig D. La Taste have entered into an employment agreement, dated December 5, 1996, replacing an agreement previously entered into by the Company and Mr. La Taste on February 1, 1996. The Agreement has a term commencing on January 1, 1997 and terminating on December 31, 2002, and provides for, among other things, minimum compensation of $75,000 during the year ending December 31, 1997, and rising to $120,000 per year during the years ending December 31, 2000 and 2001. The Agreement also provides that if Mr. La Taste's employment is terminated by CCC without cause, Mr. La Taste will be entitled to receive the amount remaining unpaid for the full term of the Agreement, plus an amount equal to twice that sum.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended December 31, 1996, the Board of Directors of the Company and its subsidiaries, including CCC, determined compensation for the executive officers of the Company and the subsidiaries, respectively. Mr. La Taste was an executive officer and director of the Company and CCC when his Employment Agreement with CCC replaced his Employment Agreement with the Company and was approved. The Board of Directors serves the function of a Compensation Committee for the Company.


                APPROVAL OF THE 1997 INCENTIVE STOCK OPTION PLAN

1997 Incentive Stock Option Plan. On July 12, 1996, the Board of Directors adopted the 1997 Incentive Stock Option Plan (the "1997 Plan"), the purpose of which is to promote the interests of the Company by providing key employees with an equity ownership in the Company and with an incentive for continuous employment with the Company. Under the 1997 Plan, a maximum of 250,000 shares of Common Stock may be issued. The 1997 Plan expires on December 31, 1999. No options have been granted under the 1997 Plan. Thus, the benefits and amounts under the 1997 Plan are currently not determinable. Grants under the 1997 Plan are made at the discretion of the Board of Directors. Accordingly, future grants under the 1997 Plan are not yet determinable.

However, during the fiscal year ended December 31, 1996, the following stock options were granted and received under the Company's 1995 Incentive Stock Option Plan by: (1) the Chief Executive Officers of the Company and the other executive officers of the Company as of December 31, 1996 whose total salary and bonus for the year ended December 31, 1996 exceeded $100,000; (ii) all current executive officers as a group; (iii) all current directors and nominees who are not executive officers as a group; and (iv) all employees, including all officers who are not executive officers as a group.


                                  Plan Benefits
                             1995 Stock Option Plan


                                                                Number of Shares of
                                                                   Common Stock                               Exercise Price
Name and Position                                              Underlying Options(2)                            (Per Share)
Craig D. La Taste, Chairman of the                                    35,000                                       $1.00
Board, President and Chief
Executive Officer(1)
All Current Executive Officers (1                                      2,250                                       $1.75
person)
Non-Executive Officer Current
Directors and Nominees (0 persons)
Non-Executive Officer Employees                                       82,250                                    $1.00-$1.75
(12 persons)


(1) Although Mr. La Taste remains a director of the Company, he resigned from the above positions in February 1997. No other executive officers of the Company received a total salary and bonus for the year ended December 31, 1996, exceeding $100,000.

(2)      As of June 19, 1997 valued at $2.25 per share.

         The Board of Directors will administer the 1997 Plan and has the power to determine eligibility to receive options, the terms of any options including the exercise price, the number of shares subject to the options and the vesting schedule of any such options. The exercise price of all options granted under the 1997 Plan must be at least equal to the fair market value of the shares of Common Stock on the date of grant. The terms of all other options granted under the Plan may not exceed 10 years.

         The Company has not adopted any other deferred compensation or retirement program for its employees. It may in the future adopt a pension plan, profit sharing plan, employee stock ownership plan, stock bonus or some other deferred compensation and/or retirement program.

Securities Subject to the Plan. Shares of stock which may be used under the 1997 Plan shall be authorized and unissued or treasury shares of Common Stock of the Company. The maximum number of shares of Common Stock which may be issued under the 1997 Plan shall be 250,000.

Terms and Conditions of the Options. The 1997 Plan provides that, each stock option which is granted pursuant to the 1997 Plan ("Incentive Stock Option") shall be exercisable as to 25% of the shares of Common Stock subject to the Incentive Stock Option on the date of grant, 50% one year later, 75% two years later and 100% three years later and unless a shorter period is provided by the Board, may be exercised during a period of ten years from the date of the grant thereof. The date an Incentive Stock Option is granted shall mean such date as of which the Board selects a specific number of shares to a participant pursuant to the 1997 Plan.

         The price at which each share covered by an option under the 1997 Plan may be purchased is 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted. The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to an Incentive Stock Option granted to an optionee by the Board in a calendar year shall not exceed $100,000.

         An option terminates automatically if the participant holding the option ceases to be employed by the Company or a subsidiary of the Company for any reason (excluding death, disability or retirement) prior to the last day of the term of the option. Upon the death of the optionee, any Incentive Stock Option exercisable on the date of death may be exercised, provided such exercise occurs within both the remaining option term and one year after the optionee's death. Upon termination by reason of retirement or disability, an optionee may, within thirty-six (36) months from the date of such termination of employment, exercise any Incentive Stock Options to the extent such options were exercisable at the date of such employment termination.

         An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the optionee, only by such optionee. Optionees do not have rights as stockholders with respect to option shares until such options are exercised.

Duration of the Plan. No grants shall be made under the 1997 Plan after the last day of the Company's 1999 fiscal year, provided however, that the 1997 Plan and all options granted under the 1997 Plan prior to such date shall remain in effect until such options have been exercised or terminated in accordance with the 1997 Plan and the terms of such grants.

Administration and Amendment of the Plan. The 1997 Plan will be administered by the Board of Directors. The Board of Directors will be empowered to interpret and construe any provision of the 1997 Plan and may adopt such rules and regulations for administering the 1997 Plan as it deems necessary.

         The Board of Directors of the Company may at any time, insofar as is permitted by law, alter, amend, suspend or discontinue the 1997 Plan with respect to any shares not already subject to options; provide, however, that without the approval of the stockholders no modification or amendment may increase the number of shares subject to the 1997 Plan, extend the period during which any stock option may be granted or exercised, or extend the term of the 1997 Plan.

Eligibility. Eligible Employees shall be selected by the Board from key employees of the Company who occupy responsible positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection, the Board shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth. All Incentive Stock Options granted pursuant to the 1997 Incentive Stock Option Plan shall terminate upon the termination of the optionee's employment, except by reason of death, retirement or disability, or except as otherwise determined by the Board.

         Options shall not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries.

         The grant of an option pursuant to the 1997 Plan shall be evidenced by a written Incentive Stock Option Agreement, executed by the holder of an Incentive Stock option, stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Board may from time to time determine.

Federal Income Tax Consequences.

         Following is a summary of some of the federal income tax consequences of the grant and exercise of options under the Plan under currently applicable provisions of the Code, regulations promulgated thereunder, and published revenue rulings, revenue procedures, and court decisions which have interpreted and applied those provisions. No discussion of state or local tax consequences is included. Employees are advised to contact their own tax advisors and not to rely solely on the following discussion to determine the tax consequences to them of any transaction involving options granted under the Plan and of the disposition of any shares of common stock received on exercise of an option.

     A. Characterization of Incentive Options and Nonqualified options. Incentive Options may be granted under the Plan. Specific statutory rules must be observed to obtain the tax treatment for Incentive Options. If these rules are not observed, a stock option will be treated by the Internal Revenue Service ("IRS") as a Nonqualified Option, with the tax consequences set forth below under the heading "Nonqualified Options." Generally, the exercise of a stock option denominated as an Incentive Option will qualify for the special tax treatment described below. However, if applicable, any optionee wishing to exercise an Incentive Option more than three months after termination of employment with the Company should consult his or her own tax advisor.

                  1.       Incentive Options.
                           ------------------
                           a.       Tax Consequences to Optionee at Grant and
Exercise of Incentive Options. There will be no federal income tax consequences for the Company or the optionee as aresult of the grant of an Incentive Option. Furthermore, an optionee will not recognize any income when he or she exercises an Incentive Option. However, the amount by which the fair market value of the option shares at exercise exceeds the option exercise price paid for those shares will be an adjustment to theoptionee's alternative minimum taxable income for purposes of computing the alternative minimum tax.
In addition, the exercise by a retiree more than three months after termination of employment and the exercise by an optionee who terminates employment on account of disability more than one year after termination of employment will be treated as the exercise of a Nonqualified Option (see description below).

                           b.       Tax Consequences to Optionee on Subsequent
Disposition of the Shares. Any gain or loss recognized by an optionee on disposition of shares acquired by exercising an Incentive Option will be taxed as long-term capital gain or loss as long as the disposition does not occur within two years after the option was granted or within one year after the receipt of the option shares. If the disposition occurs prior to the satisfaction of either of those holding periods, then the disposition will be treated as a disqualifying disposition. As a result, the optionee will recognize ordinary income measured by the smaller of (i) the amount received on disposition or (ii) the fair market value of the excess of the fair market value of the stock at the date of exercise over the option exercise price at exercise or when there is no longer a substantial risk of forfeiture, whichever is later (the "Spread"). The optionee may also have to recognize short or long-term capital gain if the amount received on disposition is greater than the Spread at exercise.

                  2.       Nonqualified Options.
                           ---------------------
                           a.       Tax Consequences to Optionee at Grant and
Exercise of Nonqualified Options. Under current federal income tax law, the grant of a Nonqualified Option also will have no tax consequences to the Company or the optionee. Generally, uponexercise of a Nonqualified Option granted under the Plan, the Spread is taxable to the optionee as ordinary income.

                           Property received for services that is subject to a
substantial risk of forfeiture generally is not included in the recipient's income until the risk of forfeiture lapses. However, the optionee is entitled to elect to recognize income on the date of transfer. Such election must be made within 30 days of the transfer of the shares to the optionee, in which case the results are the same as if the optionee were not subject to a risk of forfeiture.

                           Generally, shares received on exercise of an option
under the 1997 Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optioneewill recognize income on the date of exercise of a Nonqualified Option. However, if the optionee is subject to
Section 16(b) of the Exchange Act ("Section 16(b)"), the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are eitherdirectors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. Rule 16b-3 promulgated by the Commission
("Rule 16b-3") provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Plan satisfies the requirements for exemption under Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of Common Stock willnot be considered a purchase or a sale. Thus, there will be no substantial risk of forfeiture and ordinary income will be recognized and the Spread will be measured on the date of exercise. The taxable income resulting from the exercise of a Nonqualified Option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the optionee's other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Common Stock acquired is the option price plus the taxable income recognized.

                           The requirements for exemption under Section 16(b)
are complex and are subject to certain transitional rules that may affect the availability of exemption under certaincircumstances. Optionees who are insiders are advised to contact their ownsecurities advisors to determine the consequences of a grant or exercise of anoption under the Plan.

                           b.       Tax Consequences to Optionee on Subsequent
Disposition of the Shares. The optionee's tax basis in shares acquired by exercising a Nonqualified Option willbe equal to the option exercise price he or she paid for those shares, plus the amount of gross income recognized on exercising the option. When the optioneelater disposes of the shares, any further gain or loss realized by the optionee will be treated as long-term or short-term capital gain or loss, depending on how long the shares have been held.

Reasons for Adoption of the 1997 Plan. The 1997 Plan was adopted by the Board and is recommended for approval by the Company's stockholders because the Board believes that 1997 option grants to employees will promote the interests of the Company by providing a method whereby employees of the Company may participate in the ownership of the Company by acquiring an interest in the Company's growth and productivity. In addition, the Board believes that adoption of the 1997 Plan will enhance the Company's ability to promote the interests of the Company by providing key employees with an equity ownership in the Company and with an incentive for continuous employment with the Company.

Vote Required for Approval of the 1997 Plan. Assuming a quorum is present, approval of the 1997 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented, and entitled to vote at the Meeting. If adoption of the 1997 Plan is not approved by the stockholders, the 1997 Plan will not take effect.

         The Board of Directors recommends a vote "FOR" approval of adoption of the 1997 Plan.


           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Action is to be taken by the stockholders at the Meeting with respect to the ratification of Deloitte & Touche, LLP independent public accountants, as independent accountants for the Company for the fiscal year ending December 31, 1997. Deloitte & Touche, LLP does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in Deloitte & Touche, LLP.

         The Board of Directors of the Company have approved Deloitte & Touche, LLP as its independent accountants. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent accountants.

         Representatives of Deloitte & Touche, LLP will be present at the Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

         Notwithstanding the ratification by shareholders of the appointment of Deloitte & Touche, LLP, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

         On June 24 1997, the Company retained Deloitte & Touche, LLP as its independent public accountants, replacing King, Griffin & Adamson, P.C., formerly King, Burns & Company, P.C. The change in independent public accountants was approved by the Board of Directors. For the Company's fiscal years ended December 31, 1996 and 1995, the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles by King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. During the two fiscal years ended December 31, 1996 and 1995, and through the date of the replacement, there were not any disagreements with King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. on any matter of accounting principles or practice, financial statement disclosure, auditing scopes or procedure which disagreements if not resolved to the satisfaction of King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. would have caused them to make a reference to the subject matter of the disagreements in connection with their last report, nor were there any "reportable events" as

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defined by the Securities and Exchange  Commission.  During the two fiscal years ended December 31, 1996 and 1995, and until the date of their retention, the Company had not consulted with Deloitte & Touche, LLP on the application of accounting principles to a specified transaction, or the type of audit opinion
that  might  be  rendered  on  the   Company's   financial   statements  or  any
disagreements or reportable events.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company. To the Company's knowl edge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Company's most recent fiscal year all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners have been met on a timely basis.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders who wish to present proposals for action at the 1997 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than February 24, 1998, for inclusion in next year's proxy statement and proxy card.


                          ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1996, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any stockholder who does not receive a copy of such Annual Report to Stockholders may obtain one by writing to the Company.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment and discretion.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB, including the financial statements thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Tech Electro Industries, Inc., 4300 Wiley Post Road, Dallas, Texas 75244. If Exhibit copies are requested, a copying charge of $.20 per page will be made.


                               BY ORDER OF THE BOARD OF DIRECTORS

                               Sadasuke Gomi
                               Secretary


Los Angeles, California
June 24, 1997

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STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN
THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY
                          Tech Electro Industries, Inc.
                              4300 Wiley Post Road
                               Dallas, Texas 75244
                                 (972) 239-7151

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JULY 18, 1997

         The undersigned hereby appoints William Kim Wah Tan and Sadasuke Gomi as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Tech Electro Industries, Inc. held of record by the undersigned on June 18, 1997, at the Annual Meeting of Stockholders of Tech Electro Industries, Inc. to be held on July 18, 1997, or any adjournment thereof.

1.       ELECTION OF DIRECTORS

[ ] FOR all nominees below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):

[ ] William Kim Wah Tan                            [ ] Sadasuke Gomi
[ ] Kim Yeow Tan                                   [ ] Craig D. La Taste
                               [ ] David L. Arnold

2.        APPROVAL OF 1997 INCENTIVE STOCK OPTION PLAN

[ ]  FOR               [ ]  AGAINST                   [ ]  ABSTAIN

3. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

[ ]  FOR                 [ ]  AGAINST                    [ ]  ABSTAIN


                                                    (continued on reverse side)

                          (continued from reverse side)


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Dated: ____________, 1997


------------------------------------------
Signature of Stockholder

Signature if held jointly

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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